Cost of Revenues (Details) ¥ in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Cost of Revenues [Abstract]
Revenue sharing fees		¥ 72,027	$ 10,374	¥ 216,972	¥ 192,076
Content and operational costs		470,813	67,811	406,741	376,555
Bandwidth costs		64,200	9,247	83,171	83,233
Sales taxes and surcharges		119,767	17,250	122,502	129,768
Total	[1]	¥ 726,807	$ 104,682	¥ 829,386	¥ 781,632

[1]	Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23): Net advertising revenues 55,565 71,048 98,413 14,174 Paid services revenues 291,610 276,712 122,844 17,693 Cost of revenues (45,917) (49,363) (29,057) (4,185) Sales and marketing expenses (1,246) (1,788) (1,277) (184) General and administrative expenses (354) (1,812) (260) (37)